UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2011

Enova Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1560 West 190th Street, Torrance, California		90501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 12, 2011, Enova Systems Inc. issued a Trading Update regarding its expected revenue for the third and fourth quarters of its fiscal year ending December 31, 2011. A copy of the Trading Update press release is attached as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

Under Rule 17 of the AIM Rules in the UK, an AIM listed company must announce in the UK any relevant changes to "significant shareholders" (generally defined as any shareholder who holds over 3% of the company). This disclosure is being made voluntarily pursuant to 8-K Item 7.01 Regulation FD Disclosure. A copy of the Form TR1: Notifications of Major Interests in Shares is filed with this report as Exhibit 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

October 14, 2011	By:	/s/ Michael Staran

Name: Michael Staran
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Trading Update press release dated October 12, 2011
99.2	Form TR-1: Notification of Major Interests in Shares